SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                     ______________________


                            Form 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        December 17, 1997
                       -------------------
                        (Date of Report)


                        December 16, 1997
                       ---------------------
                (Date of earliest event reported)


                      POLAROID CORPORATION
                    ------------------------
     (Exact name of registrant as specified in its charter)

                            Delaware
                           ----------
         (State or other jurisdiction of incorporation)

                             1-4085
                            --------
                    (Commission File Number)


                           04-1734655
                          ------------
               (IRS Employer Identification No.)


     549 Technology Square, Cambridge, Massachusetts 02139
     ------------------------------------------------------
      (Address of principal executive offices)  (Zip Code)


                         (617) 386-2000
                         --------------
      (Registrant's telephone number, including area code)

Item 5.  Other Events.

      On December 16, 1997, Polaroid Corporation issued a press release which announced a broad-based program to streamline operations and enhance earnings by consolidating and selling manufacturing facilities and significantly reducing overhead structure. A copy of the press release is attached as exhibit 99 and incorporated herein by reference.


Item 7 (c) Exhibits

Exhibit 99.1   Polaroid Press Release dated December 16, 1997


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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLAROID CORPORATION



                         By /S/   William J. O'Neill, Jr.
                                  __________________________
                         Name     William J. O'Neill, Jr.
                          Title:  Executive Vice President and
                                    Chief Financial Officer


Dated: December 17, 1997


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